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                                                                EXHIBIT 10.4

                          EMPLOYEE STOCK PURCHASE PLAN


     1. PURPOSE. The purpose of the First Enterprise Financial Group, Inc. Employee Stock Purchase Plan (the "Plan") is to secure for First Enterprise Financial Group, Inc., an Illinois corporation, or any successor corporation (the "Company"), and its subsidiaries and shareholders the benefits of the interest and incentive inherent in the ownership of the Company's Common Stock, par value of $.01 per share (the "Stock") by employees of the Company and its subsidiaries. The Plan is intended to provide a favorable opportunity for all eligible employees to acquire the Stock through payroll deductions. By offering this Plan, the Company seeks to reward and retain its valuable employees. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the provisions of the Plan shall be construed so as to extend and limit participation in a manner consistent with the requirements of Code Section 423.

     2. DEFINITIONS.

           (a) "Base Salary" means regular cash compensation (before withholding or other deductions).

           (b) "Eligible Employee" means, for any given Plan Year, any person, excluding an Officer, who is an employee of the Company or any of its subsidiaries on the Eligibility Date for such Plan Year.

           (c) "Eligibility Date" means, for any given Plan Year, the first day of such Plan Year.

           (d) "Enrollment Form" means the form provided by the Company to Eligible Employees on which such employees may elect to participate in the Plan for a particular Plan year. The Enrollment Form will authorize the Company to make payroll deductions from the Eligible Employee's Base Pay, in accordance with such employee's authorization.

           (e) "Fair Market Value" of a Share for any given day means (a) the mean (adjusted, if necessary, to the next higher full cent to eliminate any fractional cent) between the high and low reported sales prices per share for the Stock on such date on the New York Stock Exchange or other national securities exchange on which the Stock is traded; or (b) if there were no reported transactions in the Stock on said exchange on that date, the mean, (adjusted as aforesaid) between the reported bid and asked prices for the Stock on said exchange on that date, or, if such date is not a trading day, on the most recent date preceding such date which was a trading day; or (c) if said Stock is not traded


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      on any such exchange, then the mean (adjusted as aforesaid) between the high and low reported sales prices per share for the Stock on such date on Nasdaq's National Market System, or, if such date is not a trading day, on the most recent date preceding such date which was a trading day; or (d) if there were no reported transactions in the Stock on said National Market System on that date, or if the Stock is not listed on said National Market System, then the mean (adjusted as aforesaid) between the bid and asked prices for the Stock as reported for such date by the National Association of Securities Dealers, Inc., as representative bid and asked prices through Nasdaq, the National Quotation Bureau, Inc., or by any other recognized reporter of over-the-counter quotations; provided, however, that the Fair Market Value of a Share on the first day of the first Plan Year shall be the initial public offering price at which Shares are sold pursuant to an initial public offering of Shares registered under the Securities Act of 1933, as amended, with gross proceeds to the Company of at least $5,000,000 (the "Initial Public Offering").

           (f) "Officer" means the President, any Vice President, any Assistant Vice President, the Treasurer, the Secretary, the Controller, any Assistant Secretary, any Assistant Treasurer, and any other officer elected or appointed by the Board of Directors of the Company.

           (g) "Participant" means an Eligible Employee who has elected to participate in the Plan for a Plan Year by timely submitting to the Company a completed Enrollment Form, in accordance with Paragraph 5(a).

           (h) "Plan Year" means the period commencing on the first day and terminating on the last day of each calendar year; provided, however, that the Plan Year for the first year of the Plan shall commence on the date determined in accordance with Paragraph 4.

           (i) "Share" means a share of the Stock.

     3. ELIGIBILITY.

           (a) Any Eligible Employee for a particular Plan Year may participate in the Plan for such Plan Year, subject to the limitations imposed by Code Section 423(b).

           (b) Any provision of the Plan to the contrary notwithstanding, no employee shall be granted an option pursuant to the Plan:


                (i)  If, immediately after the grant, such
                     employee would own shares, and/or hold outstanding options to purchase shares, possessing 5% or more of the total combined voting power or value of all classes of shares of the Company or of any subsidiary of the Company (as defined in Code Section 424(f)) taking into account in determining


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                     stock ownership, any stock owned by the
                     brothers, sisters, spouse, ancestors or descendants of such employee and stock owned by corporations, partnerships, estates or trusts of which such employee is a shareholder, partner or beneficiary, as the case may be, as required by Code Section 424(d); or

               (ii) Which permits his rights to purchase Shares
                    under all employee purchase plans of the Company and its subsidiaries, as defined by Code Section 424(f), to accrue at a rate which exceeds $25,000 of Fair Market Value of the Shares (determined at the time such option is granted) for each calendar year in which such stock option is outstanding at any time, all determined in the manner provided by Code Section 423(b)(8).

     4. OFFERING DATES. For each Plan Year, one offering of options to acquire Shares shall be made under the Plan. The offering for the first Plan Year shall commence upon the consummation of the Initial Public Offering and end on December 31, 1997; provided, however, that in no event shall the Plan become effective unless within twelve months of the date of its adoption by the Board of Directors ("Board"), it has been duly approved by shareholders of the Company.

     5. PARTICIPATION.

           (a) An Eligible Employee may become a Participant for a particular Plan Year by completing an Enrollment Form and filing it with the Company's Executive Office no later than ten (10) days prior to the Eligibility Date for the Plan Year; provided, however, an Eligible Employee may become a Participant for the first Plan Year by completing the Enrollment Form and filing it with the Company's Executive Office no later than fifteen (15) days after the consummation of the Initial Public Offering. An Eligible Employee must submit a separate Enrollment Form for each Plan Year in order to participate in the Plan for a particular Plan Year.

           (b) Payroll deductions for a Participant shall begin for the first practicable payroll period ending on or after the Eligibility Date and shall end on the last full payroll period in the Plan Year (each a "Participating Payroll Period") as to which such authorization is applicable unless sooner terminated as provided in Paragraph 10.

           (c) Participation in any Plan Year's offering shall neither limit, nor require, participation in any other Plan Year's offering.




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     6. GRANTING OF OPTIONS AND PAYROLL DEDUCTIONS.

           (a) As of the Eligibility Date for the applicable Plan Year, each Participant shall be granted an option for as many full shares, not to exceed 500 Shares, as he or she will be able to purchase with the payroll deductions credited to his or her account during such Plan Year. The option price of shares purchased with payroll deductions made for a Participant shall be eighty-five percent (85%) of the Fair Market Value for the Shares on the first day of the Plan Year.

           (b) At the time a Participant files an Enrollment Form, the Participant shall specify a number of Shares subject to option during such Plan Year not to exceed the maximum number in this Paragraph 6(a); provided, however, that the number of Shares specified by Participant multiplied by eighty-five percent (85%) of the Fair Market Value of a Share on the first day of the Plan Year ("Share Payment Price") shall not be less than 1% nor more than 10% of his or her annual rate of Base Pay on the Eligibility Date.

           (c) During the Plan Year Participant will have deductions made in substantially equal installments from his or her pay on each payday for each Participating Payroll Period during the time he or she is a Participant to pay for such Shares; all such deductions during such Plan Year shall be equal in the aggregate to the Share Payment Price.

           (d) All payroll deductions made for a Participant shall be credited to the Participant's account under the Plan. A Participant may not make any separate cash payment into such account.

           (e) A Participant may not discontinue his or her participation in the Plan for a Plan Year and no other change can be made by a Participant during a Plan Year.

           (f) The Company and its subsidiaries shall not be required to hold any payroll deductions made pursuant to the Plan in a segregated account, and the Company's liability to Participants with respect to such amounts and the Shares to be purchased with such amounts shall be an unfunded liability of the Company.

           (g) The Company and its subsidiaries will not pay interest on any payroll deductions held by it pursuant to the Plan.

           (h) The Company and its subsidiaries shall comply with all applicable federal, state and local tax withholding and reporting requirements in connection with amounts withheld from a Participant's pay pursuant to the Plan.




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     7. EXERCISE OF OPTION.  The option for the purchase of Shares pursuant to the Plan for the applicable Plan Year will be exercised automatically as of the last day of such Plan Year for the purchase of the number of full shares which the accumulated payroll deductions in his or her account at that time will purchase at the Share Payment Price, subject to the provisions of Paragraphs 6(a) and 12(a). The balance in the account, if any, shall promptly be paid to the Participant, without interest.

     8. DELIVERY. As promptly as practicable after the last day of each Plan Year, the Company will deliver to each Participant, the Shares purchased upon the exercise of the option together with a cash payment equal to the balance credited to his or her account during such Plan Year which was not used for the purchase of Shares.

     9. NOTICE OF TRANSFER.

     Each Participant shall agree to promptly provide the Company notice of the number of Shares and sale price of any Shares disposed of within two (2) years after the grant date of an option pursuant to Section 6(a) pursuant to which the Shares were purchased under the Plan. Participants assume the risk of any market fluctuations in the price of the Stock.

      10.  TERMINATION OF PARTICIPANT.

     Upon termination of the Participant's employment for any reason, including retirement or death, the payroll deductions credited to his or her account, if any, will promptly be returned to him or her, or, in the case of death, to the persons entitled thereto under Paragraph 13.

     11. STOCK.

           (a) The Shares to be sold to Participants under the Plan may, at the election of the Company, be either treasury shares or shares originally issued for such purposes. The number of Shares which may be sold under the Plan shall not exceed 100,000. If the total number of Shares for which options are to be granted on any date in accordance with Paragraph 6 exceeds the number of Shares then available under the Plan (after deduction of all Shares for which options have been exercised or are then outstanding), the Company shall make a pro rata allocation of the Shares available in an nearly a uniform manner as shall be reasonable and practicable and as it shall determine to be equitable. No fractional shares shall be issued under the Plan.

           (b) The Participant will have not interest in Shares covered by his or her option, nor any rights as a stockholder with respect to such Shares until such option has been exercised, and payment in full has been made and a certificate for such Shares has been issued.




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           (c) Shares to be delivered to a Participant under the Plan will be registered in the name of the Participant, or, if the Participant so directs by written notice which is received by the Company not later than thirty (30) days prior to the last day of the Plan Year, in the names of the Participant and one such other person as may be designed by the Participant, as joint tenants with right of survivorship, to the extent permitted by applicable law.

     12. ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Board or a committee of the Board (the "Committee"), if so designated, and will be administered to ensure that all Participants have the same rights and privileges as required by Code Section 423(b)(5). The Board or Committee may, in its discretion, prescribe such provisions and interpretations not inconsistent herewith, and approve the forms of any documents or writings provided for in the Plan, as it shall deemed necessary or desirable for the implementation and administration of the Plan. The decision of a majority in number of the members of the Committee in office at the time shall be deemed to be the decision of the Committee.

     13. DESIGNATION OF BENEFICIARY. A Participant may file a written designation of a beneficiary who is to receive any payroll deductions to the Participant's credit under the Plan in the event of such Participant's death prior to delivery to him or her of any Shares and cash balance in such Participant's account. Such beneficiary designation may be changed by the Participant at any time by written notice to the Company filed while the Participant is alive. Upon the death of a Participant, and upon receipt by the Company of proof of the identity and existence at the Participant's death of a beneficiary validly designated by him or her under the Plan, the Company shall deliver such payroll deductions to such beneficiary. In the event of the death of a Participant, and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant's death, the Company shall deliver such payroll deductions to the executor or administrator of the Participant's estate, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such payroll deductions to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, or relative is known to the Company, then to such other person as the Company may designate. No designated beneficiary shall, prior to the death of the Participant by whom he has been designated, acquire any interest in the Shares or cash credited to the Participant under the Plan.

     14. TRANSFERABILITY. Neither payroll deductions credited to a Participant's account, nor any rights with regard to the exercise of an option or to receive Shares under the Plan, may be assigned, transferred, pledged, or otherwise disposed of in any manner by the Participant, except in accordance with the laws of descent and distribution (as provided in Paragraph 13), and any such attempted assignment, transfer, pledge, or other disposition shall be without effect. Any option granted to a Participant pursuant to the Plan is exercisable during such Participant's lifetime only by him or her.




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     15. CHANGES IN CAPITALIZATION.  In the event of a stock dividend, stock split, or combination or other reduction in the number of issued Shares, the Board may make such adjustments in the number of unpurchased Shares subject to the Plan, the number of Shares subject to options outstanding under the Plan, and the exercise price specified in options outstanding under the Plan, as it may determine to be appropriate and equitable. In the event of a merger, consolidation, reorganization or dissolution of the Company, or the sale or exchange of substantially all of the Company's assets, the rights under options hereunder shall terminate, except to the extent and subject to such adjustments as may be provided by the Board or by the terms of the plan or agreement of merger, consolidation, reorganization, dissolution or sale or exchange of such assets.

     16. AMENDMENT OR TERMINATION. The Board may at any time, without stockholder consent, terminate or amend the Plan; provided, however, no such termination can affect options previously granted, and any amendment that would: (i) materially increase the benefits accruing to Participants; (ii) materially increase the number of Shares which may be issued hereunder; or
(iii) materially modify the requirements as to eligibility for participation hereunder, must be approved by a vote of the shareholders of the Company. The Plan shall terminate in any event on such date as all of the Shares allocated to the Plan shall have been purchased pursuant to the provisions of the Plan.

     17. NOTICE. All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

     18. MISCELLANEOUS.

           (a) Except as otherwise expressly provided herein, an Eligible Employee or Participant shall submit all forms, authorizations, elections or other notices pursuant to the Plan directly to the Company's Executive Office, and, subject to any limitations specified in the Plan, such submission shall be effective when so delivered.

           (b) The Plan, and the Company's obligation to sell and deliver Shares hereunder, shall be subject to all applicable federal, state and foreign laws, rules and regulations, and to such approval by any regulatory or governmental agency as may, in the opinion of counsel for the Company, be required.


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